EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of TechnoConcepts, Inc. (formerly Technology Consulting Partners, Inc.) for the period ending March 31, 2004:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of TechnoConcepts, Inc.



/s/ Antonio E. Turgeon
----------------------
Antonio E. Turgeon
Chief Executive Officer
and Chief Financial Officer


May 24, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to TechnoConcepts, Inc. and will be retained by TechnoConcepts, Inc. and furnished to the Securities and Exchange Commission upon request.